Supplement dated September 13, 2013
to the Classes A, C, and P Shares Prospectus
for Principal Funds, Inc.
dated December 28, 2013

(as supplemented on February 8, 2013, March 15, 2013, April 29, 2013,
June 14, 2013 and July 31, 2013)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

FUND SUMMARIES

Small-MidCap Dividend Income Fund
Under the Principal Investment Strategies heading, delete the paragraph and substitute:
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in dividend-paying equity securities of companies with small to medium market capitalizations at the time of each purchase. For this Fund, companies with small to medium market capitalizations are those with market capitalizations similar to companies in the Russell 2500 Value Index (as of June 30, 2013, the range of the index was between approximately $29.4 million and $13.0 billion). The Fund invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued. The Fund invests in the securities of foreign issuers, real estate investment trusts, preferred securities, convertible securities, fixed-income securities, master limited partnerships, and royalty trusts.